                                                                   EXHIBIT 10.26


                                                          Loan No.: 1910131-0002

--------------------------------------------------------------------------------
H Heller Financial

                                 PROMISSORY NOTE

$396,003.00                                                     December 22,1997

     FOR VALUE RECEIVED, G.I. Joe's, Inc., an Oregon Sub S-Corporation ("Maker"), promises to pay to the order of Heller Financial, Inc., a Delaware corporation (together with any holder of this Note, "Payee"), at its office located at 500 West Monroe Street, Chicago, Illinois 60661, or at such other place as Payee may from time to time designate, the principal sum of Three Hundred Ninety-Six Thousand Three and 00/100 Dollars ($396,003.00), together with interest thereon at a fixed rate equal to eight and 48/100 percent (8.48%) per annum. Principal and interest shall be payable in forty-seven (47) consecutive monthly installments commencing February 1, 1998, and continuing on the same day of each consecutive calendar month thereafter until this Note is fully paid, each such installment in the amount of Nine Thousand Nine Hundred Thirty-One and 58/100 Dollars ($9,931.59); provided, however, that in any and all events the final installment payment hereunder shall be in the amount of the entire then outstanding principal balance hereunder, plus all accrued and unpaid interest, charges and other amounts owing hereunder or under the Security Agreement (defined below). All payments shall be applied first to interest and then to principal. Interest shall be computed on the basis of a 360 day year comprised of 30-day months. Maker shall make an interest only initial payment on January 1, 1998 of accrued interest from the loan disbursement date through December 31, 1997.

     Notwithstanding the foregoing, if at any time implementation of any provision hereof shall cause the interest contracted for or charged herein or collectable hereunder to exceed the applicable lawful maximum rate, then the interest shall be limited to such applicable lawful maximum.

     This Note is secured by the collateral described in the Security Agreement deed October 31, 1997, between Maker and Payee (the "Security Agreement;" and together with all related documents and instruments, the "Loan Documents") to which reference is made for a statement of the nature and extent of protection and security afforded, certain rights of Payee and certain rights and obligations of Maker, including Maker's rights, if any, to prepay the principal balance hereof, provided, however, that in addition to any other sum payable hereunder, under the Security Agreement or any of the other Loan Documents, in the event of a prepayment of the principal balance hereunder, whether voluntary, following acceleration or otherwise, Maker shall pay to Payee together with such prepayment a Breakage Fee (defined below), which Breakage Fee, together with the amounts payable under Section 3(ii) of the Security Agreement, if any, represents liquidated damages to Payee for the loss of its bargain and not a penalty. As used herein, the term "Breakage Fee" shall mean the amount, if any, by which (A) the present value, in the aggregate, of the then remaining installments of principal and interest due hereunder, absent the prepayment, using a discount rate equal to (i) the yield to maturity as of the date two (2) days prior to the date of the prepayment on United States Treasury securities with a final maturity approximately equal to the remaining term hereof, absent the prepayment, as published in The Wall Street Journal, plus (ii) one percent (1.00%), exceeds (B) the then outstanding principal balance hereunder, absent the prepayment.

     Time is of the essence hereof. If payment of any installment or any other sum due under this Note or the Loan Documents is not paid when due. Maker agrees to pay a late charge equal to the lesser of (i) five cents (5(cent)) per dollar on, and in addition to, the amount of each such payment, or (ii) the maximum amount Payee is permitted to charge by law. In the event of the occurrence of an Event of Default (as defined in the Security Agreement), then the entire unpaid principal balance hereof with accrued and unpaid interest thereon, together with all other sums payable under this Note or the Loan Documents, shall, at the option of Payee and without notice or demand, become immediately due and payable, such accelerated balance bearing interest until paid at the rate of three and 00/100 percent (3.00%) per annum above the fixed rate set forth in the first paragraph of this Note.

     Maker and an endorsers, guarantors or any others who may at any time become liable for the payment hereof hereby consent to any and all extensions of time, renewals, waivers and modifications of, and substitutions or release of security or of any party primarily or secondarily liable on, or with respect to, this Note or any of the Loan Documents or any of the terms and provisions thereof that may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee, without joinder of the others as parties thereto, and that Payee shall not be required to first foreclose, proceed against, or exhaust any security herefor, in order to enforce payment of this Note by any one or more of them. Maker and all endorsers, guarantors or any others who may at any time become liable for the payment hereof hereby severally waive presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection with this Note, filing of suit and diligence in collecting this Note or enforcing any of the security herefor, and, without limiting any provision of any of the Loan Documents, agree to pay, if permitted by law, all expenses incurred in collection, including reasonable attorneys' fees, and hereby waive all benefits of valuation, appraisement and exemption laws.

     If there be more than one Maker, all the obligations, promises, agreements and covenants of Maker under this Note are joint and several.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. AT PAYEE'S ELECTION AND WITHOUT LIMITING PAYEE'S RIGHT TO COMMENCE AN ACTION IN ANY OTHER JURISDICTION, MAKER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY COURT (FEDERAL, STATE OR LOCAL) HAVING SITUS WITHIN THE STATE OF ILLINOIS, EXPRESSLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE BY CERTIFIED MAIL, POSTAGE PREPAID, DIRECTED TO THE LAST KNOWN ADDRESS OF MAKER, WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN TEN (10) DAYS AFTER THE DATE OF MAILING THEREOF.

     MAKER HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE. THIS WAIVER IS INFORMED AND FREELY MADE. MAKER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT PAYEE HAS ALREADY RELIED ON THE WAIVER IN MAKING THE LOAN EVIDENCED BY THIS NOTE, AND THAT PAYEE WILL CONTINUE TO RELY ON THE WAIVER IN ITS RELATED FUTURE DEALINGS. MAKER FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

Witness/Attest:                        G.I. JOE'S, INC.


                                       By:  /s/ PHILIP M. PEPIN
----------------------------------          ------------------------------------
                                       Name:  Philip M. Pepin
                                              ----------------------------------
                                       Title:  VP Finance
                                               ---------------------------------

                                                          Loan No.: 1910131-0001

                                 PROMISSORY NOTE


$929,092.82                                                     October __, 1997


     FOR VALUE RECEIVED, G.I. Joe's, Inc., an Oregon Sub S-Corporation ("Maker"), promises to pay to the order of Heller Financial, Inc., a Delaware corporation (together with any holder of this Note, "Payee"), at its office located at 500 West Monroe Street, Chicago, Illinois 60661, or at such other place as Payee may from time to time designate, the principal sum of Nine Hundred Twenty-Nine Thousand Ninety-Two and 82/100 Dollars ($929,092.82), together with interest thereon at a fixed rate equal to eight and 89/100 percent (8.89%) per annum. Principal and interest shall be payable in forty-eight (48) consecutive monthly installments commencing December 1, 1997, and continuing on the same day of each consecutive calendar month thereafter until this Note is fully paid, each such installment in the amount of Twenty-Three Thousand Seventy-Seven and 71/100 Dollars ($23,077.71); provided, however, that in any and all events the final installment payment hereunder shall be in the amount of the entire then outstanding principal balance hereunder, plus all accrued and unpaid interest, charges and other amounts owing hereunder or under the Security Agreement (defined below). All payments shall be applied first to interest and then to principal. Interest shall be computed on the basis of a 360 day year comprised of 30-day months. Maker shall make an interest only initial payment on November 1, 1997 of accrued interest from the loan disbursement date through October 31, 1997.

         Notwithstanding the foregoing, if at any time implementation of any provision hereof shall cause the interest contracted for or charged herein or collectable hereunder to exceed the applicable lawful maximum rate, then the interest shall be limited to such applicable lawful maximum.

         This Note is secured by the collateral described in the Security Agreement dated October __, 1997, between Maker and Payee (the "Security Agreement," and together with all related documents and instruments, the "Loan Documents") to which reference is made for a statement of the nature and extent of protection and security afforded, certain rights of Payee and certain rights and obligations of Maker, including Maker's rights, if any, to prepay the principal balance hereof; provided, however, that in addition to any other sum payable hereunder, under the Security Agreement or any of the other Loan Documents, in the event of a prepayment of the principal balance hereunder, whether voluntary, following acceleration or otherwise, Maker shall pay to Payee together with such prepayment a Breakage Fee (defined below), which Breakage Fee, together with the amounts payable under Section 3(ii) of the Security Agreement, if any, represents liquidated damages to Payee for the loss of its bargain and not a penalty. As used herein, the term "Breakage Fee" shall mean the amount, if any, by which (A) the present value, in the aggregate, of the then remaining installments of principal and interest due hereunder, absent the prepayment, using a discount rate equal to (i) the yield to maturity as of the date two (2) days prior to the date of the prepayment on United States Treasury securities with a final maturity approximately equal to the remaining term hereof, absent the prepayment, as published in The Wall Street Journal, plus (ii) one percent (1.00%), exceeds (B) the then outstanding principal balance hereunder, absent the prepayment.

     Time is of the essence hereof. If payment of any installment or any other sum due under this Note or the Loan Documents is not paid when due, Maker agrees to pay a late charge equal to the lesser of (i) five cents (5(cent)) per dollar on, and in addition to, the amount of each such payment, or (ii) the maximum amount Payee is permitted to charge by law. In the event of the occurrence of an Event of Default (as defined in the Security Agreement), then the entire unpaid principal balance hereof with accrued and unpaid interest thereon, together with all other sums payable under this Note or the Loan Documents, shall, at the option of Payee and without notice or demand, become immediately due and payable, such accelerated balance bearing interest until paid at the rate of three and 00/100 percent (3.00%) per annum above the fixed rate set forth in the first paragraph of this Note.

     Maker and all endorsers, guarantors or any others who may at any time become liable for the payment hereof hereby consent to any and all extensions of time, renewals, waivers and modifications of, and substitutions or release of security or of any party primarily or secondarily liable on, or with respect to, this Note or any of the Loan Documents or any of the terms and provisions thereof that may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee, without joinder of the others as parties thereto, and that Payee shall not be required to first foreclose, proceed against, or exhaust any security herefor, in order to enforce payment of this Note by any one or more of them. Maker and all endorsers, guarantors or any others who may at any time become liable for the payment hereof hereby severally waive presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection with this Note, filing of suit and diligence in collecting this Note or enforcing any of the security herefor, and, without limiting any provision of any of the Loan Documents, agree to pay, if permitted by law, all expenses incurred in collection, including reasonable attorneys' fees, and hereby waive all benefits of valuation, appraisements and exemption laws.

     If there be more than one Maker, all the obligations, promises, agreements and covenants of Maker under this Note are joint and several.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. AT PAYEE'S ELECTION AND WITHOUT LIMITING PAYEE'S RIGHT TO COMMENCE AN ACTION IN ANY OTHER JURISDICTION, MAKER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY COURT (FEDERAL, STATE OR LOCAL) HAVING SITUS WITHIN THE STATE OF ILLINOIS, EXPRESSLY WAIVES PERSONAL SERVICE

OF PROCESS AND CONSENTS TO SERVICE BY CERTIFIED MAIL, POSTAGE PREPAID, DIRECTED TO THE LAST KNOWN ADDRESS OF MAKER, WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN TEN (10) DAYS AFTER THE DATE OF MAILING THEREOF.

     MAKER HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE. THIS WAIVER IS INFORMED AND FREELY MADE. MAKER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT PAYEE HAS ALREADY RELIED ON THE WAIVER IN MAKING THE LOAN EVIDENCED BY THIS NOTE, AND THAT PAYEE WILL CONTINUE TO RELY ON THE WAIVER IN ITS RELATED FUTURE DEALINGS. MAKER FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

Witness/Attest:                        G.I. JOE'S, INC.


                                       By:  /s/ PHILIP M. PEPIN
----------------------------------          ------------------------------------
                                       Name:  Philip M. Pepin
                                              ----------------------------------
                                       Title:  VP Finance
                                               ---------------------------------

                                                               10/29/1997 Page 1
--------------------------------------------------------------------------------
G.I. Joe's Amortization Schedule - Oct. 2001 T-Note @ 5.89%
--------------------------------------------------------------------------------

Compound Period................:      Monthly

Nominal Annual Rate............:      8.890      %
Effective Annual Rate..........:      9.261      %
Periodic Rate .................:      0.7408     %
Daily Rate .....................      0.02469    %

CASH FLOW DATA

--------------------------------------------------------------------------------------------------------------
         Event                Start Date              Amount             Number Period            End Date
--------------------------------------------------------------------------------------------------------------
     1   Loan                 10/31/1997            929,092.82             1
     2   Payment              12/01/1997             23,077.71             48 Monthly             11/01/2001

AMORTIZATION SCHEDULE - Normal Amortization, 360 Day Year

                 Date              Payment             Interest            Principal            Balance
-------------------------------------------------------------------------------------------------------------
       Loan   10/31/1997                                                                      929,092.82
          1   12/01/1997          23,077.71            7,114.16           15,963.55           913,129.27
       1997   Totals              23,077.71            7,114.16           15,963.55

          2   01/01/1998          23,077.71            6,764.77           16,312.94           896,816.33
          3   02/01/1998          23,077.71            6,643.91           16,433.80           880,382.53
          4   03/01/1998          23,077.71            6,522.17           16,565.54           863,826.99
          5   04/01/1998          23,077.71            6,399.52           16,678.19           847,148.80
          6   05/01/1998          23,077.71            6,275.96           16,801.75           830,347.05
          7   06/01/1998          23,077.71            6,151.49           16,926.22           813,420.83
          8   07/01/1998          23,077.71            6,026.09           17,051.62           796,369.21
          9   08101/1998          23,077.71            5,899.77           17,177.94           779,191.27
         10   09/01/1998          23,077.71            5,772.51           17,305.20           761,886.07
         11   10/01/1998          23,077.71            5,644.31           17,433.40           744,452.67
         12   11/01/1998          23,077.71            5,515.15           17,562.56           726,890.11
         13   12/01/1998          23,077.71            5,385.04           17,692.67           709,197.44
       1998   Totals             276,932.52           73,000.69          203,931.83

         14   01/01/1999          23,077.71            5,253.97           17,823.74           691,373.70
         15   02/01/1999          23,077.71            5,121.93           17,955.78           673,417.92
         16   03/01/1999          23,077.71            4,988.90           18,088.81           666,329.11
         17   04/01/1999          23,077.71            4,854.90           18,222.81           637,106.30
         18   05/01/1999          23,077.71            4,719.90           18,357.81           618,748.49
         19   06/01/1999          23,077.71            4,583.90           18,493.81           600,254.68

                                                               10/29/1997 Page 2
--------------------------------------------------------------------------------
G.I. Joe's Amortization Schedule - Oct. 2001 T-Note @ 5.89%
--------------------------------------------------------------------------------

                 Date              Payment             Interest            Principal            Balance
-------------------------------------------------------------------------------------------------------------
         20   07/01/1999          23,077.71            4,446.89           18,630.82           581,623.86
         21   08/01/1999          23,077.71            4,308.86           18,768.85           562,855.01
         22   09/01/1999          23,077.71            4,169.82           18,907.89           543,947.12
         23   10/01/1999          23,077.71            4,029.74           19,047.97           524,899.15
         24   11/01/1999          23,077.71            3,888.63           19,189.08           505,710.07
         25   12/01/1999          23,077.71            3,746.47           19,331.24           486,378.83
       1999   Totals             276,932.52           54,113.91          222,818.61

         26   01/01/2000          23,077.71            3,603.26           19,474.45           466,904.38
         27   02/01/2000          23,077.71            3,458.98           19,618.73           447,285.85
         28   03/01/2000          23,077.71            3,313.64           19,764.07           427,521.58
         29   04/01/2000          23,077.71            3,167.22           19,910.49           407,611.09
         30   05/01/2000          23,077.71            3,019.72           20,057.99           387,553.10
         31   06/01/2000          23,077.71            2,871.12           20,206.59           367,346.51
         32   07/01/2000          23,077.71            2,721.43           20,356.28           346,990.23
         33   08/01/2000          23,077.71            2,570.62           20,507.09           326,483.14
         34   09/01/2000          23,077.71            2,418.70           20,659.01           305,824.13
         35   10/01/2000          23,077.71            2,265.65           20,812.06           285,012.07
         36   11/01/2000          23,077.71            2,111.46           20,966.25           264,045.82
         37   12/01/2000          23,077.71            1,956.14           21,121.57           242,924.25
       2000   Totals             276,932.52           33,477.94          243,454.58

         38   01/01/2001          23,077.71            1,799.66           21,278.05           221,646.20
         39   02/01/2001          23,077.71            1,642.03           21,435.68           200,210.52
         40   03/01/2001          23,077.71            1,483.23           21,594.48           178,616.04
         41   04/01/2001          23,077.71            1,323.25           21,754.46           156,861.58
         42   05/01/2001          23,077.71            1,162.08           21,915.63           134,945.95
         43   06/01/2001          23,077.71              999.72           22,077.99           112,867.96
         44   07/01/2001          23,077.71              836.16           22,241.55            90,626.41
         45   08/01/2001          23,077.71              671.39           22,406.32            68,220.09
         46   09/01/2001          23,077.71              505.40           22,572.31            45,647.78
         47   10/01/2001          23,077.71              338.17           22,739.54            22,908.24
         48   11/01/2001          23,077.71              169.47           22,908.24                 0.00
       2001   Totals             253,854.81           10,930.56          242,924.25

      Grand   Totals           1,107,730.08          178,637.26          929,092.82